UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 13, 2008, Secure Computing Corporation issued a press release regarding the Finjan patent infringement lawsuit verdict. The Company does not believe that it infringes upon Finjan’s patents in any way, and the Company further believes that Finjan’s patents are invalid. The Company intends to request that the trial court set aside the jury verdict and, if necessary, the Company intends to appeal to the Federal Circuit Court of Appeals. The text of the corrected version of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished in this report, including the exhibit, shall not be incorporated by reference into Secure Computing’s filings with the SEC under the Securities Act of 1933 and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated March 13, 2008 issued by Secure Computing Corporation regarding the Finjan patent infringement lawsuit verdict.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: March 18, 2008	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President of Operations and Chief Financial Officer
(Duly authorized officer and Principal Financial Officer)